UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 5, 2006

Date of earliest event reported: December 5, 2006

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 5, 2006, H. Michael Krimbill, President and Chief Financial Officer of the general partner of the General Partner of Energy Transfer Partners, L.P., will make a presentation at the Fifth Annual Wachovia Energy Pipeline Conference in New York, NY. The presentation will include a description of the Partnership’s existing assets, recently completed projects, and projects recently announced or currently under construction. A copy of the presentation is being furnished as Exhibit 99.1 to this report and will be available on the Partnership’s website at www.energytransfer.com.

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Regulation FD, and in accordance with General Instruction B.2 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Number 99.1 –	Presentation Materials for the Fifth Annual Wachovia Energy Pipeline Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., General Partner
	By:	Energy Transfer Partners, L.L.C., General Partner

Date: December 5, 2006	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials for the Fifth Annual Wachovia Energy Pipeline Conference